American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 19, 2022 ■ Statement of Additional Information dated May 1, 2021
The following entries are added to the Accounts Managed table on page 42 of the SAI.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Adam Krenn[1]	Number of Accounts	8	0	1
	Assets	$6.0 billion[2]	0	$608.8 thousand
David Byrns[1]	Number of Accounts	3	1	1
	Assets	$3.4 billion[3]	$17.8 million	$361.5 million
1 Information provided as of February 16, 2022.
2 Includes $107.4 million in VP Large Company Value.
3 Includes $1.0 billion in VP Value.

The following is added as the second sentence under the Ownership of Securities section on page 45 of the SAI.
As of February 16, 2022, Adam Krenn did not beneficially own shares of VP Large Company Value and David Byrns did not beneficially own shares of VP Value.

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